UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2013

Cole Real Estate Income Strategy (Daily NAV), Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-186656 (1933 Act)	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 26, 2013 (the “Effectiveness Date”), Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”) and Cole Capital Corporation (the “Dealer Manager”) entered into an Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”). The Amended Dealer Manager Agreement amends and restates the Dealer Manager Agreement, dated as of December 6, 2011, between the Company and the Dealer Manager. Among other things, the Amended Dealer Manager Agreement reflects the registration by the Company pursuant to a Registration Statement on Form S-11 (File No. 333-186656) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on the Effectiveness Date, of the Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as well as the reclassification of shares of the Company’s Common Stock that were sold prior to the Effectiveness Date as Wrap Class shares (“W Shares”) of Common Stock. The Amended Dealer Manager Agreement also modifies the dealer manager fee calculation methodology and provides for (i) selling commissions to be paid to the Dealer Manager in an amount of up to 3.75% of the gross offering price paid per A Share, excluding shares sold pursuant to the Company’s distribution reinvestment plan, (ii) an asset-based dealer manager fee to be paid to the Dealer Manager with respect to A Shares and I Shares, and (iii) an asset-based distribution fee to be paid to the Dealer Manager with respect to A Shares. The foregoing summary is qualified in its entirety by reference to the Amended Dealer Manager Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

On the Effectiveness Date, the Company entered into an Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”) between the Company, Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP (the “Operating Partnership”) and Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (the “Advisor”). The Amended Advisory Agreement amends and restates the Advisory Agreement, dated as of September 28, 2011, between the Company, the Operating Partnership and the Advisor, as previously amended by the First Amendment to the Advisory Agreement, dated as of February 8, 2013. Among other things, the Amended Advisory Agreement reflects the registration of the A Shares, I Shares and W Shares as of the Effectiveness Date, and clarifies that the performance fee payable to the Advisor will be based on the net asset value of each class of Common Stock and does not take into account any selling commissions charged on A Shares. Additionally, the Amended Advisory Agreement provides that expenses incurred by the Advisor on behalf of the Company will be reimbursed monthly rather than quarterly. The foregoing summary is qualified in its entirety by reference to the Amended Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on the Effectiveness Date, the Company entered into the First Amendment to Amended and Restated Escrow Agreement (the “Escrow Agreement Amendment”) with the Dealer Manager and UMB Bank, N.A. (the “Escrow Agent”). The Escrow Agreement Amendment amends the Escrow Agreement, dated as of November 21, 2011, by and among the Company, the Dealer Manager and the Escrow Agent. The Escrow Agreement Amendment reduces the amount of gross offering proceeds that the Company is required to receive prior to accepting subscriptions from Pennsylvania residents from $200,000,000 to $133,333,333. The foregoing summary is qualified in its entirety by reference to the Escrow Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the registration of the A Shares, I Shares and W Shares as described above, the Company and CRI (Daily NAV), LLC, a wholly-owned subsidiary of the Company, entered into the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of the Effectiveness Date (the

“Amended Operating Partnership Agreement”), which reflects the multiple-class structure of the Company’s Common Stock. Among other things, the Amended Operating Partnership Agreement reclassifies partnership units in the Operating Partnership outstanding prior to the Effectiveness Date as Wrap Class Units and authorizes the Company to cause the Operating Partnership to issue Advisor Class Units and Institutional Class Units. The Advisor Class Units, Institutional Class Units and Wrap Class Units correspond to the A Shares, I Shares and W Shares, respectively. The foregoing summary is qualified in its entirety by reference to the Amended Operating Partnership Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 5.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Effectiveness Date, the Company filed its Second Articles of Amendment and Restatement (the “Amended Charter”) with the Maryland State Department of Assessments and Taxation, which became effective as of the Effectiveness Date, to reflect the registration pursuant to the Registration Statement of the A Shares, I Shares and W Shares, as approved by the Company’s stockholders at the Special Meeting of Stockholders held on March 13, 2013 (as previously disclosed). The Amended Charter amends and restates the Company’s Articles of Amendment and Restatement, dated as of December 6, 2011, as previously amended by the Articles of Amendment to Articles of Amendment and Restatement, dated as of December 22, 2011, and the Second Articles of Amendment to Articles of Amendment and Restatement, dated as of May 31, 2012 (the “Original Charter”). Among other things, the Amended Charter modifies the Original Charter as follows:

•	Reflects the renaming and reclassification of shares of the Company’s Common Stock outstanding prior to the Effectiveness Date as W Shares.

•	Defines net asset value, as it applies to both the Company and to each individual class of shares.

•	Authorizes the Company to issue 164,000,000 W Shares, 163,000,000 A Shares, 163,000,000 I Shares and 10,000,000 preferred shares.

•

Provides that in the event of a voluntary or involuntary liquidation, dissolution or winding of the Company, or the distribution of its assets, each share of the Company’s Common Stock will be entitled to be paid, out of the assets of the Company that are legally available for distribution to stockholders, a liquidation payment equal to the per share net asset value for such class of shares, and if the assets or proceeds remaining are insufficient, then the assets or proceeds are distributable to holders of each class ratably.

•

Requires distributions to be made to holders of each class at the same time, and provides that the per share amount of distributions on each class will be determined based on relative net asset value of each class.

•

Requires the affirmative vote of a majority of outstanding shares of a particular class for (i) any amendment to the Amended Charter if such amendment would materially and adversely affect the rights, preferences and privileges of such class, (ii) any matter submitted to the Company’s stockholders that relates solely to such class, and (iii) any matter submitted to the Company’s stockholders in which the interests of such class differ from the interests of any other class.

•

Requires the Company’s board of directors to adopt a Multiple Class Plan (the “Multiple Class Plan”) to establish (i) the commissions and fees payable to the Dealer Manager and (ii) the expenses allocable to each class of shares the Company has registered the offering of pursuant to a registration statement filed under the Securities Act of 1933, as amended.

The Company’s board of directors adopted the Multiple Class Plan as of the Effectiveness Date. The foregoing summary of the Amended Charter and the Multiple Class Plan is qualified in its entirety by reference to the Amended Charter, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and to the Multiple Class Plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

1.1	Amended and Restated Dealer Manager Agreement by and between Cole Real Estate Income Strategy (Daily NAV), Inc. and Cole Capital Corporation, dated as of August 26, 2013

3.1	Second Articles of Amendment and Restatement of Cole Real Estate Income Strategy (Daily NAV), Inc., dated as of August 26, 2013.

4.1	Multiple Class Plan of Cole Real Estate Income Strategy (Daily NAV), Inc., dated as of August 26, 2013.

10.1	Amended and Restated Advisory Agreement by and among Cole Real Estate Income Strategy (Daily NAV), Inc., Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP and Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, dated as of August 26, 2013.

10.2	First Amendment to Amended and Restated Escrow Agreement by and among Cole Real Estate Income Strategy (Daily NAV), Inc., Cole Capital Corporation and UMB Bank, N.A., dated as of August 26, 2013.

10.3	Second Amended and Restated Agreement of Limited Partnership of Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP, dated as of August 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2013	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title

1.1	Amended and Restated Dealer Manager Agreement by and between Cole Real Estate Income Strategy (Daily NAV), Inc. and Cole Capital Corporation, dated as of August 26, 2013

3.1	Second Articles of Amendment and Restatement of Cole Real Estate Income Strategy (Daily NAV), Inc., dated as of August 26, 2013.

4.1	Multiple Class Plan of Cole Real Estate Income Strategy (Daily NAV), Inc., dated as of August 26, 2013.

10.1	Amended and Restated Advisory Agreement by and among Cole Real Estate Income Strategy (Daily NAV), Inc., Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP and Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC, dated as of August 26, 2013.

10.2	First Amendment to Amended and Restated Escrow Agreement by and among Cole Real Estate Income Strategy (Daily NAV), Inc., Cole Capital Corporation and UMB Bank, N.A., dated as of August 26, 2013.

10.3	Second Amended and Restated Agreement of Limited Partnership of Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP, dated as of August 26, 2013.